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                                  Schedule 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement          [ ] Confidential, for Use of the
                                         Commission Only (as permitted by Rule
                                         14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-12

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                             THE MUNDER FUNDS, INC.

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Payment of Filing Fee (Check the appropriate box:)

[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transactions applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

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                                    [GRAPHIC]



                    *** IMPORTANT NOTICE REGARDING YOUR FUNDS ***

                                  March 15, 2002

Dear Shareholder:

Recently, we distributed information regarding a proposal to merge the Munder International NetNet Fund with and into the Munder NetNet Fund to be voted upon at a Special Meeting of Shareholders scheduled for April 2, 2002. Our records indicate that we have not yet received a vote from you.

We urge you to act promptly in order to help us obtain a sufficient number of votes to hold the meeting as scheduled. Adjournments and further efforts to obtain the necessary vote involve significant time and resource commitments.

No matter how many shares you hold, we need your vote. Please vote today.

You may vote in any one of 3 easy ways:

     1.     By telephone:    Please call the toll-free number printed on your
                             proxy card, and follow the simple directions.

     2.     By internet:     Visit www.proxyvote.com and enter the 12-digit
                                   -----------------
                             control number located on your proxy card.

     3.     By mail:         Please complete and sign the enclosed proxy card
                             and return it the postage paid envelope provided.

If you need replacement proxy materials, please contact the brokerage firm or bank holding your shares.

INNADP

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                                    [GRAPHIC]



              *** IMPORTANT NOTICE REGARDING YOUR FUNDS ***

                             March 15, 2002

Dear Shareholder:

Recently, we distributed information regarding a proposal to merge the Munder International NetNet Fund with and into the Munder NetNet Fund to be voted upon at a Special Meeting of Shareholders scheduled for April 2, 2002. Our records indicate that we have not yet received a vote from you.

We urge you to act promptly in order to help us obtain a sufficient number of votes to hold the meeting as scheduled. Adjournments and further efforts to obtain the necessary vote involve significant time and resource commitments.

No matter how many shares you hold, we need your vote. Please vote today.

You may vote in any one of 4 easy ways:

    1.      By telephone:    Please call the toll-free number printed on your
                             proxy card, and follow the simple directions.

    2.      By internet:     Visit http://vote.proxy-direct.com and enter the
                                   ----------------------------
                             14-digit control number located on your proxy card.

    3.      By fax:          Please complete and sign the enclosed proxy card
                             and fax it to 617-535-0341.

    4.      By mail:         Please complete and sign the enclosed proxy card
                             and return it the postage paid envelope provided.

If you need replacement proxy materials, please call us at 1-800-4MUNDER.

INNREG

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                                    [GRAPHIC]



                  *** IMPORTANT NOTICE REGARDING YOUR FUNDS ***

                                 March 15, 2002

Dear Shareholder:

Recently, we distributed information regarding a proposal to merge the Munder Digital Economy Fund with and into the Munder Large-Cap Growth Fund to be voted upon at a Special Meeting of Shareholders scheduled for April 2, 2002. Our records indicate that we have not yet received a vote from you.

We urge you to act promptly in order to help us obtain a sufficient number of votes to hold the meeting as scheduled. Adjournments and further efforts to obtain the necessary vote involve significant time and resource commitments.

No matter how many shares you hold, we need your vote. Please vote today.

You may vote in any one of 3 easy ways:

     1.     By telephone:      Please call the toll-free number printed on your
                               proxy card, and follow the simple directions.

     2.     By internet:       Visit www.proxyvote.com and enter the 12-digit
                                     -----------------
                               control number located on your proxy card.

     3.     By mail:           Please complete and sign the enclosed proxy card
                               and return it the postage paid envelope provided.

If you need replacement proxy materials, please contact the brokerage firm or bank holding your shares.

DELCGADP

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                                    [GRAPHIC]


              *** IMPORTANT NOTICE REGARDING YOUR FUNDS ***

                            March 15, 2002

Dear Shareholder:

Recently, we distributed information regarding a proposal to merge the Munder Digital Economy Fund with and into the Munder Large-Cap Growth Fund to be voted upon at a Special Meeting of Shareholders scheduled for April 2, 2002. Our records indicate that we have not yet received a vote from you.

We urge you to act promptly in order to help us obtain a sufficient number of votes to hold the meeting as scheduled. Adjournments and further efforts to obtain the necessary vote involve significant time and resource commitments.

No matter how many shares you hold, we need your vote. Please vote today.

You may vote in any one of 4 easy ways:

   1.       By telephone:    Please call the toll-free number printed on your
                             proxy card, and follow the simple directions.

   2.       By internet:     Visit http://vote.proxy-direct.com and enter the
                                   ----------------------------
                             14-digit control number located on your proxy card.

   3.       By fax:          Please complete and sign the enclosed proxy card
                             and fax it to 617-535-0341.

   4.       By mail:         Please complete and sign the enclosed proxy card
                             and return it the postage paid envelope provided.

If you need replacement proxy materials, please call us at 1-800-4MUNDER.

DELCGREG

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                                The Munder Funds
                       Telephone Proxy Solicitation Script

1. Introduction

Hello, my name is __________. I'm calling from Proxy Advantage on behalf of the Munder [International NetNet Fund, Framlington Global Financial Services Fund, Digital Economy Fund or Large-Cap Growth Fund]. May I please speak to __________?

2. Address Shareholder Needs

The Munder Funds Board recently mailed a proxy statement that requires your attention. I'm calling to find out if you received these materials. May I have a moment of your time?

     If so, go on to the next question. If not, find out if there's a better time to call and if not, end the call.

Have you received the proxy materials in the mail?

     If not, then help the shareholder obtain the material he/she requires. If a NOBO, he/she should contact his/her broker. If registered, send the materials directly. In either case, make sure the address is correct, make any necessary corrections. Then end the call.

     If the shareholder has received the materials, go on to the next question.

     If the shareholder says he/she just got the materials, offer him/her the 800 phone number or website and tell the shareholder that the proxy solicitation is seeking approval of a merger, [either International NetNet into Munder NetNet, Framlington Global Financial Services into Munder Large-Cap Value or Digital Economy into Munder Large-Cap Growth]. Then end the call.

Are you familiar with the proposals?

     If so, go on to the next question.

     If not, tell the shareholder that the proxy solicitation is seeking approval of a merger, [either International NetNet into Munder NetNet, Framlington Global Financial Services into Munder Large-Cap Value or Digital Economy into Munder Large-Cap Growth].

May I assist you with any questions?

     Take time to answer all questions carefully. A separate list of FAQs is attached. Do not give advice. Remind the shareholder that the Board has recommended that he/she vote in favor of the merger. Questions should be addressed by referring to the proxy statement and reading the appropriate sections.

If it's convenient for you, I can record your vote over the telephone right now. Is it convenient?

     If so, continue the call. If not, ask about a more convenient time and/or provide information necessary to vote by phone or through the internet, then end the call.

     If the shareholder says he/she has already sent in the proxy, thank the shareholder for sending in the proxy. Do not ask the shareholder how he/she voted. Then end the call.

3.  Begin the Vote

Here's how we'll proceed. The phone call will be recorded to assure accuracy. I will ask you for your name, confirmation that you received the proxy materials, your address, and the last 4 digits of your social security number. We'll then take your vote. Are you ready?

     Remember to begin recording the phone call.

At this time, I'll begin recording the call. First, I'll reintroduce myself. My name is __________, calling from Proxy Advantage on behalf of the Munder [International NetNet Fund, Framlington Global Financial Services Fund, Digital Economy Fund or Large-Cap Growth Fund]. Today's date is __________ and the time is __________.

May I please have your name?

     Wait for response and ask the shareholder to spell his/her name if difficult to understand.

May I ask if you received the proxy materials?

     Wait for response.

May I please have your address?

     Wait for response.

And finally the last 4 digits of your social security number?

     Wait for response.

4.  Actual Voting

The Munder Funds Board has made a proposal to merge the Munder [International NetNet Fund with and into the NetNet Fund, Framlington Global Financial Services Fund with and into the Large-Cap Value Fund or Digital Economy Fund with and into the Large-Cap Growth Fund], which it has studied carefully. The Board recommends that

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you vote in favor of the proposal. Would you like to vote in favor of the proposal as recommended by your Board?

     Wait for response.

Your vote has been recorded. You have voted __________. Is that correct?

     Wait for response.

In the next 72 hours, we'll mail you a letter confirming your votes. If you wish to change your vote for any reason, please call us at the number listed in the letter. Thank you for your time.

Turn off the tape recorder. Record the shareholder's name and number of shares on your log. Finish the phone call.

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FREQUENTLY ASKED QUESTIONS

What will be the tax consequences of the mergers?
Each of the proposed mergers is intended to be a tax-free reorganization. As a result, it is anticipated that you will not recognize any gain or loss in connection with the proposed mergers. You should separately consider any state, local and other tax consequences in consultation with your tax advisor.

How will the merged funds be managed?
Until the mergers, the merging funds will continue to be managed in a manner that is consistent with that fund's investment objectives and policies.

After the mergers, management of the surviving funds is not expected to change as a result of the transaction. However, assets acquired by the surviving funds through the merger may be sold if the portfolio managers feel they are not consistent with the investment objectives of the surviving funds.

What will happen to the NAV of the surviving funds?
The net asset value (NAV) of the surviving funds will remain unchanged by the mergers. As a shareholder of a fund being merged away, you will receive shares of the surviving fund. The number of shares you receive will be calculated by taking the market value of the existing shares before the merger divided by the NAV of the surviving fund. As a result, there will be no effect on the NAV of the surviving fund.

How do I calculate my cost basis per share after the merger?
Your cost basis in total dollar terms will remain unchanged as a result of the merger. If you paid $3,000 for the shares you bought, your cost basis will still be $3,000. Your cost basis per share, however, will be different. This is because, although the merger will not affect the total dollar value of your investment, the number of shares you hold of the surviving fund will be different from the number you held of the fund being merged away. To calculate your cost basis per share, you will need to divide the value of your investment by the new number of shares held in the surviving fund.

Why are these funds being merged?
The mergers are being proposed due to one or more of the following factors: a change in market conditions since the launch of the fund being merged away; disappointing performance; small asset size; lack of expected asset growth; and/or increasing expense ratios.

In light of these factors, the Munder Funds sought to identify attractive investment alternatives for shareholders with lower expenses, as compared to the funds being merged away.

What is the time line for the mergers?
The shareholder meetings are presently scheduled for April 2, 2002. Subject to shareholder approval, the fund mergers are expected to close after the close of business on April 5, 2002. If we do not receive sufficient votes to conduct a valid meeting, however, the timeline may be delayed.